                                                                  EXHIBIT 10.11

                           iBEAM Network Membership

                         Agreement No._______________


This membership agreement (the "Agreement"), effective as of 8/23/1999 (the
                                ---------
"Effective Date"), is entered into by Internet Ventures, ("Member") and iBEAM
---------------                                            ------       -----
BROADCASTING CORPORATION, a Delaware corporation with primary business offices
------------------------
at 645 Almanor Avenue, Suite 100, Sunnyvale, CA 94086 ("iBEAM").  (iBEAM and
                                                        -----
Member individually a "Party" or together the "Parties")
                       -----                   -------

WHEREAS, iBEAM intends to provide a paid service which provides Internet service providers with MaxCaster(TM)'s providing replication, live broadcast and on-demand data streaming and,

WHEREAS, Member provides access to the Internet for its customers and,

WHEREAS, iBEAM offers and Member accepts the iBEAM service subject to the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration exchanged between the Parties, Member and iBEAM agrees as follows:

1.   DEFINITIONS
     -----------
     When used in this Agreement, the following terms shall have the following meanings unless the subject or the context otherwise requires:

A.   Content: data or data streams used in the Service.
     -------

B.   Webcast Distribution Service: The service provided by iBEAM, where iBEAM
     ----------------------------
     copies and distributes Content from series of content providers to iBEAM MaxCaster's using communications equipment and telecommunications services (including, but not limited to satellite, broadcast and other networking services).

C.   Confidential Information: Confidential and trade secret information as set
     ------------------------
     forth more specifically in Article 15 of this Agreement.

D.   Disclosing Party. A party that discloses Confidential information to a
     ----------------
     Receiving Party.

E.   Receiving Party: A Party receiving Confidential Information from a
     ---------------
     Disclosing Party.

F.   MaxCaster(TM): A system of satellite downlink equipment, one or more
     -------------
     computer servers, other communications equipment and appropriate software colocated with Member Network.

G.   Member Network: The network operated by Member without the installation of
     --------------
     the iBEAM MaxCaster(s).

H.   Content Provider: A person or entity who provides Content for dissemination
     ----------------
     on Webcast Distribution.

2.   SERVICE
     -------
     iBEAM will provide the Webcast Distribution Service to Member and Member accepts the Service pursuant to the Terms and Conditions of this Agreement and its Exhibits by incorporation.

3.     OWNERSHIP AND USE AND DAMAGE
       ----------------------------
3.1 Ownership: Title to and ownership of the MaxCaster(TM), all copies of documentation or instructions thereof and all data resident upon each MaxCaster, including but not limited to any trademarks, servicemarks, tradedress, copyrights (whether in literal or non-literal form) and/or patents shall be and at all times remain with iBEAM, iBEAM's licensors or its agents or assigns. Member will not reproduce or modify the MaxCaster or any portion thereof.
Member shall not rent, sell, lease, create or have created security interests in the MaxCaster, have liens placed on the MaxCaster or otherwise transfer the MaxCaster or any part thereof or use, or allow its use for the benefit of any third party.

3.2 Use: member may transmit the Content resident on the MaxCaster to its end users provided that the Content is unmodified or abridged in any manner. Member shall not reverse assemble, reverse compile or reverse engineer the MaxCaster, otherwise attempt to discover any MaxCaster source code or underlying Confidential Information (as that term is defined below). Further Member agrees that it will not modify, copy, display, distribute, use, market, promote, perform, cache or transmit any of the Content residing within the MaxCaster or intercept any transmission intended to place Content on the MaxCaster for the heretofore mentioned reasons without the express permission of iBEAM.

3.3 In the event that Member breaches any provision of Articles 3.1 or 3.2 iBEAM shall have the right to bring immediate injunctive action to halt said breach.

3.4 Damage to MaxCaster: Any damage caused to any portion of the MaxCaster, while resident at Member location, by use outside the scope intended under this Agreement will require Member to pay iBEAM to repair or replace the MaxCaster(TM).

4.     METHOD OF PAYMENT
       -----------------
4.1 Invoicing shall be on a monthly basis and all payments shall be made net 30 days upon receipt of invoice to the address specified on each invoice.

4.2 All prices set forth herein are exclusive of taxes with regards to membership and/or the Webcast Distribution Service. Member is responsible for any taxes associated with membership and/or the Webcast Distribution Service.

4.3 Notwithstanding the above any Member located outside the United States must make payments via wire transfer to the account specified within each invoice.

5.     LIMITATION OF LIABILITY AND DISCLAIMER OF WARRANTIES
       ----------------------------------------------------
5.1 NEITHER PARTY SHALL BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR TERMS AND CONDITIONS RELATED THERETO, TO THE OTHER OR ANY OTHER THIRD PARTY, UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY (A) FOR ANY MONIES IN EXCESS OF $200,000.00, (B) FOR LOSS OR INACCURACY OF DATA, COST OF PROCUREMENT OR SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR (C) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO LOSS OF REVENUES AND LOSS OF PROFITS, AND NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY MATTER BEYOND ITS REASONABLE CONTROL.
UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES, ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

5.2 EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS AND SERVICES CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE OTHER THAN ANY REPRESENTATIONS OR WARRANTIES THAT CANNOT BE EXCLUDED BY LAW.

5.3 iBEAM FURTHER DISCLAIMS THAT IT HAS WARRANTED THAT THE CONTENT PROVIDED HEREUNDER IS UNDER iBEAM'S EDITORIAL CONTROL IN ANY MANNER WHATSOEVER OR THAT IT IS NOT OBSCENE, INDECENT, OFFENSIVE OR HARMFUL TO MINORS.

6.     TERM AND TERMINATION
       --------------------
6.1 This Agreement shall commence on the Effective Date and shall continue for thirty six (36) months. Member may, at its option, terminate with sixty (60) days' notice prior to the one (1) year anniversary of the Effective Date, thereafter termination may only be effectuated through a material breach by the other party which is not cured within ten (10) days.

6.2 If this Agreement is terminated of r any reason each Party shall expeditiously stop using, remove and/or return the other Party's proprietary information including but not limited to Confidential Information, trademarks, tradenames, and servicenames. Additionally, Member will disconnect all iBEAM equipment from the Member Network, and provide iBEAM access to the equipment for iBEAM retrieval of said equipment.

6.3 Notwithstanding the above, should iBEAM change prices as set forth in Exhibit A, Member shall have the absolute right to terminate this Agreement with thirty (30) days' notice from receipt of notification of price change.

6.4 In the event that this Agreement terminates for any reason, the following Articles Shall survive the termination: Articles 5 and 16.

7.     INTERPRETATION
       --------------
7.1 Changes: All changes to this Agreement must be in writing, signed by each Party and reference this Agreement and the Effective Date.

7.2 Order of Precedence: The Terms and Conditions of this Agreement shall take precedence over those set forth within each Exhibit, Addendum or other written document, signed by both parties and specified as an addition or change to this Agreement.

8.     WAIVER, REMEDIES CUMULATIVE
       ---------------------------
8.1 The waiver by either Party of a breach or default by the other Party of any of the provisions of this Agreement shall not be construed as a waiver of any succeeding breach or default of the same or any other provisions of this Agreement shall not impair the exercise of any rights accruing to it under this Agreement thereafter; nor shall any delay or omission on the part of either Party to exercise or avail itself of any rights accruing to it under this Agreement operate as a waiver of any breach or default by the other Party of any of the said provisions.

8.2 All rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

9.     NOTICES
       -------
       All communications in connection with this Agreement shall be in writing and may be given by telecopy or mail to the recipient at the address set out in this Agreement and sent to the Attention of General Counsel or Chief Financial Officer.

10.    COSTS
       -----
       Each Party shall bear its own legal, accounting and other costs, charges and expenses of and incidental to this Agreement.

11.    DENIAL OF PARTNERSHIP
       ---------------------
       Nothing herein contained shall be construed as creating the relationship of partnership, joint venture, fiduciary relationship or principal and agent between the Parties. Neither Party may pledge or purport to pledge the credit of the other Party or make or purport to make any representations, warranties or undertakings for the other Party.

12.    FORCE MAJEURE
       -------------
12.1 Where a Party is unable, wholly or in part, by reason of force majeure, to carry out any obligations under this Agreement, that obligation is suspended so far as it is affected by force majeure during the continuance thereof.

12.2 In this Agreement, "force majeure" means an act of God, strike, lockout or other interference with work, war declared or undeclared, blockade, disturbance, lightning, fire, earthquake, storm, flood, explosion, network failures, error in the coding of electronic files, software limitations, or inability to obtain telecommunications services, governmental or quasi-governmental restraint expropriation prohibition intervention direction or embargo, unavailability or delay in availability of equipment or transport, inability or delay in obtaining governmental or quasi-governmental approvals, consents, permits, licenses, authorities or allocations, and any other cause whether of the kind specified above or otherwise which is not reasonably within the control of the Party affected.

13.    ASSIGNMENT
       ----------
       Except for (i) assignment to a successor who acquires substantially all of the assets and business of iBEAM or Member, (ii) assignment to a subsidiary company, parent company, or subsidiary of a parent company, or (iii) assignment, pledge, or transfer by iBEAM of any interest in any payments to be received by iBEAM hereunder, neither party hereto may assign this Agreement or any portion thereof without the prior written consent of the other. Any assignment permitted hereunder or otherwise agreed to by the other Party hereto will not relieve the assigning Party of any obligations with respect to any covenant, condition, or obligation required to be performed by the assigning Party under this Agreement.

14.    PUBLIC ANNOUNCEMENT
       -------------------
14.1 Each Party shall have the right to make public announcements and/or press releases using the other Party's name provided they have obtained prior written approval, which shall not be unreasonably withheld.

14.2 iBEAM may offer Member certain tradenames and/or logos for use on Member's Internet web site. member may use these tradenames and/or logos only if Member agrees to and abides by all usage requirements set forth within the download area containing these tradenames and/or logos. Notwithstanding anything to the contrary Member agrees to and abides by all usage requirements set froth within the download area containing these tradenames and/or logos. Notwithstanding anything to the contrary Member agrees to remove these tradenames and/or logos, from any Member owned, operated or run in the name of, equipment or storage device within twenty four (24) hours of receiving a request by iBEAM to remove said tradenames and/or logos.

15.    CONFIDENTIALITY
       ---------------
15.1 Each Party acknowledges that during the contractual relationship created under the Agreement, situations may arise which require that they be given access to Confidential Information (as defined more specifically in Article 15.2) owned by the other Party, its suppliers or customers.

15.2 The Receiving Party of the Confidential Information recognizes that the disclosing Party has a proprietary interest in maintaining the confidentiality of such Confidential Information. Receiving Party shall not, during the term of this Agreement and for Three (3) years after the termination of this Agreement disclose any Confidential Information of the Disclosing Party to any third party or use any Confidential Information for its benefit or for the benefit of any third party except as permitted herein, or to further the purposes of this Agreement. Receiving Party shall take reasonable precautions to maintain the confidentiality of all Confidential Information, and in no case lesser precautions than Receiving Party takes with its own similar Confidential Information. Upon termination of this Agreement for any reason, each Party shall immediately return or destroy all Confidential Information of the other Party in its possession or control.

15.3 Confidential Information shall mean all Information, whether in tangible form or communicated orally, which is learned by the Receiving party in the Course and performance of its obligations under this Agreement; (i) which is labeled or stamped Confidential (or words to that effect); (ii) which is the type that Receiving Party has been informed to be confidential; and (iii) concerns the Disclosing Party's products, or contents thereof or services (existing or potential), business affairs, pricing, suppliers, customers, and distributors including without limitation, customer usage data, computer hardware and software (in existence or under development), pending patent applications, technical, sales and business reports, technical or research notebooks, and information and data, whether owned by the Disclosing Party or a third party, relating to the Disclosing Party's commercial activities. Excluded from the foregoing definition is information which: (i) at the time of disclosure, is, or, after disclosure, becomes generally known or available to the public other than as a consequence of the Receiving Party breach of this Agreement; (ii) was properly known or otherwise available to the Receiving Party prior to the disclosure by the Disclosing Party; (iii) was disclosed by a third party to the Receiving Party after the disclosure by the Disclosing Party if such third party's disclosure neither violates any obligation of the third party to the Disclosing Party nor is a consequence of the Receiving Party's breach of this Agreement; (iv) the Disclosing Party authorizes a release.

15.4 The rights and obligations of the parties with respect to confidentiality shall survive termination of this Agreement.

16.    ACTS BY LAW
       -----------
       Neither Party shall be under any obligation to perform any service or deliver any work should such service or delivery constitute a violation of any applicable law.

17.    GOVERNING LAW
       -------------
       This Agreement shall be governed by, and construed and enforced in accordance with the laws of the state of California, without regards to its choice of law provisions. The exclusive jurisdiction for any legal proceeding regarding this Agreement shall be in the courts of the State of California and the parties hereto expressly submit to the jurisdiction of said courts.

18.    SEVERABILITY
       ------------
       If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions shall not in any way be affected or impaired thereby.

19.    INTEGRATION
       -----------
       This Agreement supersedes and replaces any all prior agreements, understandings or arrangements, whether oral or written, heretofore made between the Parties and relating to the subject matter hereof and constitutes the entire understanding of the parties with respect to the subject matter of this Agreement. This Agreement may not be altered or amended except by an express written agreement signed by both Parties hereto.

iBEAM Broadcasting Corporation      Member

By:_____________________________    By:   /s/ Reed Olson
                                       -----------------------------------

Printed:________________________    Printed:  Reed Olson
                                            ------------------------------

Title:__________________________    Title:    COO
                                          --------------------------------

Date:___________________________    Date:     8/23/99
                                         ---------------------------------

Exhibit A Membership Pricing and Special Conditions for Agreement
No.:______________________________

1.  Pricing

Payment for all prices set forth hereunder shall be made in conformance with
Article 4 of the Agreement. Prices are as follows (sale representative choose one (1) of the following):

    1.1 ________X__________ $15,000.00 USD one time payment, $495.00 USD per month, per MaxCaster, for the term of the Agreement.*

    1.2_____________________ $995.00 USD per month, per MaxCaster, for the term of the Agreement.

Prices and service subject to change during the term of this Agreement with sixty (60) days notice. Upon any price or service change, Member has the right to either accept said changes or terminate this Agreement as specified in
Article 6.3 of this Agreement.

2.  Special Conditions
(sale representative choose one of the following. Should a special condition exist, please check appropriate space and hand write the special condition in the space provided)


   ____X____    _________  Special Condition


*Waive All Initiation Fees, 1 Year Waive of Membership Fee iBEAM will waive the $15,000 initiation fee for the iBEAM service. In addition, monthly membership dues are waive for first 12 months of service.

By:_____________________________    By:   /s/ Reed Olson
                                       -----------------------------------

Printed:________________________    Printed:   Reed Olson
                                            ------------------------------

Title:__________________________    Title:     COO
                                          --------------------------------

Date:___________________________    Date:      8/23/99
                                         ---------------------------------

Exhibit B Statement of Work to Agreement No.______________________________

Party Responsibilities

1.  iBEAM will be responsible for the following actions:
    . A satellite pre-installation site survey of the facility by phone or at iBEAM's option at customer site.
    . The installation of the satellite dish utilizing a non-penetrating roof mount on the roof of the facility or a designated area of the building.
    . The running of coaxial cable to the data or rack room where the iBEAM MaxCaster(TM) Indoor components will be racked.
    . The racking and cabling of the server and switch components of the MaxCaster.
    .  Registration and pointing of the satellite system.
    . The activation of the system with the iBEAM Network operations monitoring facility. This includes adding IP Addresses, Host ID names to the iBEAM server and to Tier 1 NOC.
    . Orientation of the customer technical staff to the equipment and to the remote monitoring process.
2.  The Member will be responsible for the following actions:
    . Completion of the customer data network site survey. This information is critical to the iBEAM Tier 1 NOC in the monitoring of the MaxCaster and to the integration of the MaxCaster in the data network. The customer will be required to provide IP Addresses, Host ID names, subject masks, and gateway default as specified by iBEAM.
    . Allow iBEAM NOC to monitor traffic to the switch & the server for the following protocols, SNMP, FTP, Telnet, Ping, Traceroutes.
    . Access to the data room for installation of the MaxCaster indoor components and the roof structure for installation of the MaxCaster satellite antenna. A smooth installation will be supported by on-time access to the install areas.
    . One "ACTIVE" twisted pair "analog" telephone line for termination to the iBEAM MaxCaster internal modem card. This is to allow for "out of band" monitoring and control of the iBEAM system.
    . One port on each router/NAS in-line with the Layer 4 switch. The MaxCaster layer 4 switch requires a connection to the bit path. Member is responsible to pull data cables between router and MaxCaster.
    . Access to 120 Volt AC from the Rack Power distribution harness for the server and the switch.
    . Adequate rack space for server and layer 4 switch. In addition, iBEAM will need to know the type and model of racks used in the data room for determining complementary shelves or rack guides for the server.
    . Technical support and actual physical connection for the Layer 4 switch into the bit stream and associated patching. The Member is responsible for inserting the Layer 4 switch into the bit stream.
    . Access to MaxCaster user logs for tracking purposes such as number of users on the network.
    . UPS support for 14-Volt Amp power requirement for a period of 60 minutes to allow an orderly shutdown of the equipment.
    . Keep area in which the MaxCaster is located at 80 or less degrees Fahrenheit and 75% or less, non-condensing relative humidity.
    . Alert iBEAM during power outage or any Member Network outage, whether planned or otherwise, by telephone iBEAM at iBEAM specified numbers.
    . Inform iBEAM whether the Member network is Multicast enabled at any time during the contractual relationship.

iBEAM Broadcasting Corporation      Member

By:_____________________________    By:   /s/ Reed Olson
                                       -------------------------------

Printed:________________________    Printed:  Reed Olson
                                            --------------------------

Title:__________________________    Title:    COO
                                          ----------------------------

Date:___________________________    Date:     8/23/99
                                        ------------------------------